Exhibit 10.22

Loan Agreement between DRMC and World Ventures Trust, and Promissory Note, all dated April 26, 1995.




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THIS CONVERTIBLE NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF
THE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER THE NOTE NOR THE SHARES NOR ANY INTEREST IN THE NOTE OR THE SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE MAKER.



         CONVERTIBLE PROMISSORY NOTE AND NOTE SECURED BY DEED OF TRUST

     FOR THE VALUE RECEIVED, DEBBIE REYNOLDS HOTEL AND CASINO, INC., a Nevada corporation with its principal executive office in Las Vegas, Nevada ("Maker") promises to pay to the order of WORLD VENTURES, a trust, ("Payee"), the sum of TWO HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($275,000.00) in legal and lawful money of the United States of America on April 26, 1995 at Las Vegas, Nevada. This Note shall bear interest from the date hereof until paid at the rate of 10 % per annum, payable on maturity. The Maker shall have the right to prepay prior to maturity all or any part of the principal of this Note, together with all accrued interest thereon, without premium or penalty.

     1. Conversion. At the option of the Payee, but only after maturity, after a five (5) day notice, the principal and all accrued interest represented by this Note may be converted, in full or in part, into shares of the Common Stock $.0001 par value of Maker ("Shares") at the conversion price of $1.375 per share ("Conversion Price") subject to adjustment as hereinafter provided.

     In order to exercise the conversion privilege, the holder of this Note shall surrender this Note, duly endorsed or assigned to Maker or in blank, at the principal executive office of Maker, accompanied by written notice to Maker at such office that the holder elects to convert this Note. If the full conversion privilege is exercised, this Note shall be deemed to have been fully converted immediately prior to the close of business on the day of surrender of this Note for full conversion in accordance with this paragraph and at such time the rights of the holder of this Note as such shall cease, and the person or persons entitled to receive the Shares issuable upon full conversion shall be treated for all purposes as the record holder or holders of such Shares at such time. In order to exercise the partial conversion privilege, the holder and the Maker of this Note shall, on the back of this Note, indicate the fraction of the indebtedness converted for Shares and the indebtedness remaining after such partial conversion. In the event of such partial conversion, each party

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shall affix its signature and the date of such partial conversion to the back of this Note. If the partial conversion privilege is exercised, this Note shall be deemed to have been partially converted immediately prior to the close of business on the date the holder and the Maker indicate such partial conversion on the back of this Note in accordance with this paragraph and at such time the rights of the holder of this Note as to that portion of the Note converted for Shares shall cease, and the person or persons entitled to receive the Shares issuable upon partial conversion shall be treated for all purposes as the record holder or holders of such Shares at such time. As promptly as practicable on or after the conversion date, whether full or partial, the maker shall issue and shall deliver to the holder at the address specified in the notice a certificate or certificates evidencing the ownership of the shares by the holder hereof, which shall bear only a standard restrictive legend that the Shares have not been registered.

     The Conversion Price and number of Shares purchasable pursuant to this Note shall be subject to adjustment from time to time as hereinafter stated. In the event Maker shall at any time after the date of execution hereof exchange as a whole, by subdivision or consolidation in any manner or by effecting a stock dividend, the number of Shares then outstanding into a different number of Shares, with or without par value, then thereafter the number of Shares which the holder shall have the right to purchase (calculated immediately prior to such change), shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of Maker issued and outstanding by reason of such change, and the Conversion Price of the Shares after such change shall in the event of an increase in the number of Shares be proportionately reduced, and in the event of a decrease in the number of Shares be proportionately increased.

     In case of any consolidation of Maker with, or merger of Maker into, any other corporation (other than a consolidation or merger in which Maker is the continuing corporation), the sale of all the shares of the Company's outstanding Common Stock or any transaction pursuant to which Maker shall become a subsidiary of a holding company, the corporation formed by such consolidation or the corporation resulting from such merger, or such holding company, as the case may be, shall execute an amendment to this Note providing that the holder of this Note then outstanding shall have the right thereafter to convert this Note in full or in part into the Shares upon such consolation, merger, transfer or holding company transaction by the holder into which this Note might have been converted immediately prior to such consolidation, merger, transfer or holding company transaction. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, transfers or holding company transactions. The holder of this Note, by his acceptance hereof, consents and agrees to any and all such amendment or amendments.


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     In the  event  of the sale of all or  substantially  all of the  assets  of
Maker, or in the event of any distribution of all or substantially all of its assets in dissolution or liquidation, Maker shall mail notice thereof by registered mail to the holder and shall make no distribution to the shareholders of Maker until the expiration of thirty (30) days from the date of mailing of the aforesaid notice. If the holder shall not exercise this conversion privilege within thirty (30) days from the date of mailing notice to the holder by Maker, that Maker either (i) proposes to sell all or substantially all of its assets or
(ii) proposes to distribute assets in dissolution or liquidation, all rights herein granted not exercised within such thirty (30) day period, shall there after become null and void. Maker shall not, however, be prevented from consummating any such sale without waiting the expiration of such thirty (30) period, it being the intent and purpose hereof to enable the holder, upon exercise of this conversion privilege, to participate in the distribution of the consideration to be received to Maker upon any such sale or sublease, or in the distribution of assets upon any dissolution or liquidation.

     This Note and the Shares issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") or the securities laws of any states and will be offered and sold in reliance on exemptions from the registration requirement of such laws. The Note and the underlying Shares are deemed to be "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act. Prior to the issuance of the underlying Shares upon the conversion of the Note the Payee will be required to execute an investment letter in substantially the form attached hereto acknowledging that the Shares are "restricted securities" and representing that the Shares are being taken by Payee for investment purposes only and not for distribution. Maker at any time after the Note is converted into the Shares and while the Shares remain "restricted securities" proposes to register under the Securities Act any of its securities, either for its own account or for the account of security holders, other than a registration on Form S-8 or S-14, or any registration on a form which does not permit secondary sales, the Maker shall, at such time, give written notice of such intention to the Payee and upon written request of the Payee received by the Maker within thirty (30) days after the Maker has given such notice, include in such registration (and all related qualifications under state securities laws) all of such Shares held by Payee or a portion thereof specified in such written request. If Payee exercises such right to have the Shares so registered, Payee's registration rights with respect to such registration statement shall be those that are customary in the industry.


     2. Interest Savings Clause. Notwithstanding anything to the contrary contained herein, no provision of this Note shall require

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the payment or permit the  collection  of interest in excess of the maximum rate
(the "Maximum Rate") permitted by applicable law. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with the transaction that gave rise to the indebtedness evidenced by this Note, the provisions of this Section shall govern and prevail, and neither Maker nor the successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sun paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate of interest permitted by applicable law shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal indebtedness evidenced by this Note, and, if the principal amount hereto has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether the amount of interest paid or payable under any contingency exceeds the amount of interest paid or payable, if the indebtedness evidenced by this Note had at all times accrued interest at the Maximum Rate, Maker agrees that, to the maximum extent permitted under applicable law, (a) any non principal payment shall be characterized as an expense fee, or premium rather than as interest, (b) prepayments and the effects thereof shall be excluded, (c) the total amount of interest shall be "spread" throughout the entire contemplated term of the Note to and including the maturity date of this Note, and (d) if the indebtedness evidenced by this Note is paid and performed in full prior to the end of the full stated term of this Note and if the aggregate amount of interest received by Payee for the actual period of existence hereof exceeds the amount of interest that would have accrued on the indebtedness evidenced by this Note had such indebtedness at all times from the inception thereof borne interest at the Maximum Rate, Payee shall refund to Maker the amount of such excess, and, in such event Payee shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, taking or receiving interest in any amount in excess of the amount which would have accrued on the indebtedness evidenced by this Note if such indebtedness had, at all times from the inception thereof, borne interest at the Maximum Rate.

     3.  Waiver.  Maker,  and  any  other  person  liable  for  the  payment  of indebtedness evidenced hereby, jointly and severally waive diligence in collecting, presentment for payment, demand, dishonor and bringing suit against any party liable hereon, and all notices, including notice of intention to accelerate the maturity hereof, notice that such acceleration of maturity has occurred, notice of protest, demand, dishonor and nonpayment of the indebtedness evidenced by this Note, (except as otherwise provided in this Note); and expressly agree to any and all extensions, renewals, partial payments, substitutions of evidence of indebtedness and the taking, release or substitution of any security or collateral without notice before or after maturity


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without in any way  affecting  the liability of Maker or any other person liable for the indebtedness evidenced hereby. No extension of time for payment of any of the indebtedness or any installment thereof evidenced by this Note made by agreement by Payee with any person now or hereafter liable under this Note shall affect the original liability on this Note of Maker or any other person liable for the payment of the indebtedness or any installment thereof evidenced hereby, even if Maker or other person liable for the payment of the indebtedness evidenced hereby are not parties to such agreement.

     4. Deed of Trust and Guaranty. The payment of the indebtedness evidenced by this Note is secured by a Deed of Trust executed on this same date, encumbering the property located at 305 Convention Center Drive, Las Vegas, Nevada 89109, and Payee or any subsequent holder is entitled to the benefits thereof. This
Note is also guaranteed by M. Donald Granatstein, pursuant to the Guaranty executed by him as of the date hereof.

     5. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default, and Maker shall have five (5) days, after written notice is received from Payee, to cure such default or Payee may exercise the Remedies upon Default detailed hereinafter. The events of default are:

          (a) Maker shall fail to pay this Note when due;

          (b) Maker shall admit in writing its inability to pay its debts, or shall make a general assignment of its assets or property rights for the benefit of its creditors; or any proceeding shall be instituted by or against Maker seeking to adjudicate Maker a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of Maker or Maker's debts under any law relating to bankruptcy, insolvency or reorganization or release of debtors, or seeking appointment of a receiver, custodian, trustee, or other similar official for Maker or for any substantial part of Maker's property.

          (c) Maker dissolves or any action shall be taken by Maker, or the holders of a majority of the issued and outstanding capital stock of Maker, to wind-up or liquidate the business, property or assets of Maker; or

          (d) The lease for the operation of a gambling casino between Jackpot Enterprises shall be in default or the lessee is not in compliance with all requisite regulatory requirements for the operation of its casino business, or the Maker shall not have received all requisite regulatory approvals required for this loan; or


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          (e) Maker  shall  sell or  attempt  to sell  substantially  all of its assets.

     6. Remedies upon Default. Upon the occurrence of any Event of Default, and five (5) days after receipt of notice has elapsed, the holder hereof may at its option:

          (a) Declare the principal balance of this Note and any accrued interest thereon immediately due and payable without presentment, demand, protest or further notice of any kind, including notice of intention to accelerate and notice of acceleration, all of which are hereby waived by Maker:

          (b) Exercise any and all right and remedies provided for in, or pursuant to this Note, the Dead of Trust or the Guaranty or by creditors generally; and

          (c) to the extent permitted by law, bring suit at law, in equity or through other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in the Deed of Trust, for an injection against the violation of the terms hereof or thereof, in aid of the exercise of any power granted hereby or thereby or by law, to recover judgment for any and all amounts due on this Note, under the Deed of Trust or otherwise against Maker and Maker's assets.

     7. Cumulative Rights. No delay on the part of the holder of this note in the exercise of any power or right under this Note, under the Deed of Trust, or the Guaranty, shall operate as a waiver hereof. Failure of the holder hereof to exercise any right granted herein shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute an election by such holder of remedies so as to preclude the exercise of any other remedy available to such holder.

     8. Attorneys' Fees and Costs. In the event this Note is placed in the hands of an attorney for collection after the occurrence of an Event of Default, or in the event this Note is collected in whole or in part through legal or judicial proceedings of any nature, including bankruptcy, after the occurrence of an Event of Default, then Make agrees and promises to pay in addition to the remaining unpaid principal and accrued interest on the Note all of the holder's costs of collection, when incurred, including, without limitation, reasonable attorneys' fees, irrespective of whether legal action is filed with a court of competent jurisdiction.

     9.  Assignment.  This Note shall not be assignable by Payee,



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without prior written consent of the Maker.



     10. Governing Law. THIS NOTE IS MADE, ENTERED INTO AND PERFORMABLE IN LAS VEGAS, NEVADA. THE MAKER HAS ITS PRINCIPAL PLACE OF BUSINESS IN LAS VEGAS, NEVADA AND ALL PAYMENTS UNDER THIS NOTE SHALL BE PAID IN CLARK COUNTY, NEVADA CONSEQUENTLY, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA AND ANY LITIGATION OR OTHER PROCEEDING BETWEEN MAKER AND PAYEE THAT MAY BE BROUGHT, OR ARISE OUT OF, IN CONNECTION WITH OR BY REASON OF THIS NOTE SHALL BE BROUGHT IN THE APPLICABLE FEDERAL OR STATE COURT IN AND FOR CLARK COUNTY, NEVADA WHICH COURTS SHALL BE THE EXCLUSIVE COURTS OF JURISDICTION AND VENUE.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed by a duly authorized officer of Maker, as of the day and year first above written.

                                        MAKER:

                                        DEBBIE REYNOLDS HOTEL AND CASINO,
                                        INC.


                                        By:  /S/ DONALD GRANATSTEIN